Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2018

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	S&P
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of April 24, 2018, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF First-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending March 31, 2018

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Three Months Ended March 31, 2018	4

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	5
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	6
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	7
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	8
Direct Written Premiums by Risk State by Line of Business	9
Quarterly Property Casualty Data – Commercial Lines	10
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	11
Loss and Loss Expense Analysis – Three Months Ended March 31, 2018	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Life Insurance Operations
Statutory Statements of Income	17

Noninsurance Operations and Cincinnati Re
Quarterly Data – Other	18

CINF First-Quarter 2018 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

Other Measures

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF First-Quarter 2018 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended March 31, 2018

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,240	$—	$—	$—	$1,240
Life	—	—	77	—	—	77
Premiums ceded	—	(40)	(17)	—	—	(57)
Total earned premium	—	1,200	60	—	—	1,260
Investment income, net of expenses	15	97	38	—	—	150
Investment gains and losses, net	(48)	(143)	—	—	—	(191)
Fee revenues	—	3	1	—	—	4
Other revenues	4	—	—	1	(4)	1
Total revenues	$(29)	$1,157	$99	$1	$(4)	$1,224

Benefits & expenses
Losses & contract holders' benefits	$—	$797	$76	$—	$—	$873
Reinsurance recoveries	—	(6)	(13)	—	—	(19)
Underwriting, acquisition and insurance expenses	—	383	20	—	—	403
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	1	(4)	4
Total expenses	$20	$1,174	$83	$1	$(4)	$1,274

Income (loss) before income taxes	$(49)	$(17)	$16	$—	$—	$(50)

Provision (benefit) for income taxes
Current operating income (loss)	$10	$60	$(2)	$—	$—	$68
Capital gains/losses	(10)	(30)	—	—	—	(40)
Deferred	(12)	(40)	5	—	—	(47)
Total provision (benefit) for income taxes	$(12)	$(10)	$3	$—	$—	$(19)

Net income (loss) - current year	$(37)	$(7)	$13	$—	$—	$(31)

Net income - prior year	$33	$155	$13	$—	$—	$201
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2018	2017	Change	% Change
Underwriting income
Net premiums written	$1,258	$1,231	$27	2
Unearned premium change	58	80	(22)	(28)
Earned premiums	$1,200	$1,151	$49	4

Losses incurred	$662	$648	$14	2
Defense and cost containment expenses incurred	82	74	8	11
Adjusting and other expenses incurred	47	66	(19)	(29)
Other underwriting expenses incurred	379	368	11	3
Workers compensation dividend incurred	4	3	1	33
Total underwriting deductions	$1,174	$1,159	$15	1

Net underwriting profit (loss)	$26	$(8)	$34	nm

Investment income
Gross investment income earned	$100	$99	$1	1
Net investment income earned	98	97	1	1
Net realized capital gains and losses, net	33	88	(55)	(63)
Net investment gains (net of tax)	$131	$185	$(54)	(29)

Other income	$3	$3	$—	—

Net income before federal income taxes	$160	$180	$(20)	(11)
Federal and foreign income taxes incurred	21	11	10	91
Net income (statutory)	$139	$169	$(30)	(18)

Policyholders' surplus - statutory	$4,993	$4,763	$230	5
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5 million				$15	$11	$6	$—	$28		$28		$34		$45
Current accident year losses $1 million - $5 million				32	60	75	48	29		77		152		212
Large loss prior accident year reserve development				34	9	4	21	17		38		42		51
Total large losses incurred				$81	$80	$85	$69	$74		$143		$228		$308
Losses incurred but not reported				10	60	(9)	(1)	4		3		(6)		54
Other losses excluding catastrophe losses				520	450	499	487	467		954		1,453		1,903
Catastrophe losses				51	8	104	112	103		215		319		327
Total losses incurred				$662	$598	$679	$667	$648		$1,315		$1,994		$2,592
Commercial Lines
Current accident year losses greater than $5 million				$15	$5	$6	$—	$28		$28		$34		$39
Current accident year losses $1 million - $5 million				22	51	56	33	26		59		115		166
Large loss prior accident year reserve development				29	10	1	19	17		36		37		47
Total large losses incurred				$66	$66	$63	$52	$71		$123		$186		$252
Losses incurred but not reported				16	44	1	21	(5)		16		17		61
Other losses excluding catastrophe losses				325	273	313	292	306		598		911		1,184
Catastrophe losses				22	1	27	64	58		122		149		150
Total losses incurred				$429	$384	$404	$429	$430		$859		$1,263		$1,647
Personal Lines
Current accident year losses greater than $5 million				$—	$6	$—	$—	$—		$—		$—		$6
Current accident year losses $1 million - $5 million				10	6	19	15	3		18		37		43
Large loss prior accident year reserve development				5	(1)	3	1	—		1		4		3
Total large losses incurred				$15	$11	$22	$16	$3		$19		$41		$52
Losses incurred but not reported				(1)	10	(17)	(12)	10		(2)		(19)		(9)
Other losses excluding catastrophe losses				167	157	164	164	144		308		472		629
Catastrophe losses				29	5	34	47	46		93		127		132
Total losses incurred				$210	$183	$203	$215	$203		$418		$621		$804
Excess & Surplus Lines
Current accident year losses greater than $5 million				$—	$—	$—	$—	$—		$—		$—		$—
Current accident year losses $1 million - $5 million				—	3	—	—	—		—		—		3
Large loss prior accident year reserve development				—	—	—	1	—		1		1		1
Total large losses incurred				$—	$3	$—	$1	$—		$1		$1		$4
Losses incurred but not reported				(5)	6	7	(10)	(1)		(11)		(4)		2
Other losses excluding catastrophe losses				14	9	8	19	8		27		35		44
Catastrophe losses				1	—	1	1	—		1		2		2
Total losses incurred				$10	$18	$16	$11	$7		$18		$34		$52
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year losses greater than $5 million				1.3%	0.9%	0.5%	—%	2.4%		1.2%		1.0%		1.0%
Current accident year losses $1 million - $5 million				2.7	5.0	6.4	4.1	2.5		3.3		4.3		4.5
Large loss prior accident year reserve development				2.8	0.7	0.3	1.8	1.5		1.6		1.2		1.0
Total large loss ratio				6.8%	6.6%	7.2%	5.9%	6.4%		6.1%		6.5%		6.5%
Losses incurred but not reported				0.8	5.0	(0.7)	(0.1)	0.4		0.1		(0.2)		1.1
Other losses excluding catastrophe losses				43.4	37.6	41.7	41.3	40.5		40.9		41.2		40.3
Catastrophe losses				4.2	0.7	8.8	9.4	9.0		9.3		9.1		7.0
Total loss ratio				55.2%	49.9%	57.0%	56.5%	56.3%		56.4%		56.6%		54.9%
Commercial Lines
Current accident year losses greater than $5 million				1.9%	0.6%	0.8%	—%	3.6%		1.8%		1.5%		1.2%
Current accident year losses $1 million - $5 million				2.9	6.4	7.2	4.2	3.3		3.7		4.8		5.3
Large loss prior accident year reserve development				3.6	1.2	0.1	2.3	2.2		2.3		1.6		1.5
Total large loss ratio				8.4%	8.2%	8.1%	6.5%	9.1%		7.8%		7.9%		8.0%
Losses incurred but not reported				2.1	5.5	—	2.7	(0.6)		1.0		0.7		1.9
Other losses excluding catastrophe losses				41.1	34.4	39.6	36.5	39.2		37.9		38.4		37.4
Catastrophe losses				2.8	0.1	3.4	8.1	7.4		7.7		6.3		4.7
Total loss ratio				54.4%	48.2%	51.1%	53.8%	55.1%		54.4%		53.3%		52.0%
Personal Lines
Current accident year losses greater than $5 million				—%	1.9%	—%	—%	—%		—%		—%		0.5%
Current accident year losses $1 million - $5 million				2.9	1.8	6.0	4.8	1.0		2.9		4.0		3.4
Large loss prior accident year reserve development				1.7	(0.3)	1.0	0.6	(0.2)		0.2		0.4		0.3
Total large loss ratio				4.6%	3.4%	7.0%	5.4%	0.8%		3.1%		4.4%		4.2%
Losses incurred but not reported				(0.4)	3.2	(5.3)	(4.0)	3.3		(0.4)		(2.1)		(0.7)
Other losses excluding catastrophe losses				51.6	49.0	52.1	53.7	47.9		50.9		51.3		50.7
Catastrophe losses				8.8	1.6	10.8	15.2	15.5		15.3		13.8		10.6
Total loss ratio				64.6%	57.2%	64.6%	70.3%	67.5%		68.9%		67.4%		64.8%
Excess & Surplus Lines
Current accident year losses greater than $5 million				—%	—%	—%	—%	—%		—%		—%		—%
Current accident year losses $1 million - $5 million				—	5.6	—	—	—		—		—		1.5
Large loss prior accident year reserve development				(0.4)	(0.1)	(0.3)	2.3	(0.3)		1.1		0.6		0.4
Total large loss ratio				(0.4)%	5.5%	(0.3)%	2.3%	(0.3)%		1.1%		0.6%		1.9%
Losses incurred but not reported				(9.0)	9.8	13.8	(20.2)	(1.6)		(11.3)		(2.4)		0.8
Other losses excluding catastrophe losses				26.4	17.3	15.3	37.0	17.0		27.4		23.1		21.6
Catastrophe losses				1.8	0.2	1.3	1.2	0.8		1.0		1.1		0.8
Total loss ratio				18.8%	32.8%	30.1%	20.3%	15.9%		18.2%		22.4%		25.1%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Consolidated
Current accident year reported losses greater than $5 million				3	2	1	—	5		5		6		8
Current accident year reported losses $1 million - $5 million				22	32	43	31	22		55		100		134
Prior accident year reported losses on large losses				24	10	12	15	14		30		42		63
Non-Catastrophe reported losses on large losses total				49	44	56	46	41		90		148		205
Commercial Lines
Current accident year reported losses greater than $5 million				2	1	1	—	5		5		6		7
Current accident year reported losses $1 million - $5 million				15	27	34	20	20		42		77		106
Prior accident year reported losses on large losses				22	10	10	12	13		26		35		56
Non-Catastrophe reported losses on large losses total				39	38	45	32	38		73		118		169
Personal Lines
Current accident year reported losses greater than $5 million				1	1	—	—	—		—		—		1
Current accident year reported losses $1 million - $5 million				7	5	9	11	2		13		23		26
Prior accident year reported losses on large losses				2	—	2	2	—		2		5		5
Non-Catastrophe reported losses on large losses total				10	6	11	13	2		15		28		32
Excess & Surplus Lines
Current accident year reported losses greater than $5 million				—	—	—	—	—		—		—		—
Current accident year reported losses $1 million - $5 million				—	—	—	—	—		—		—		2
Prior accident year reported losses on large losses				—	—	—	1	1		2		2		2
Non-Catastrophe reported losses on large losses total				—	—	—	1	1		2		2		4
*The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Three Months Ended March 31, 2018
(Dollars in millions)		Commercial Lines				Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2018	2017
										Total	Total

OH	$40.6	$36.0	$23.5	$—	$10.5	$28.7	$22.5	$7.8	$3.5	$173.1	$173.7	(1.0)	1.7	(4.0)	(0.2)
IL	17.6	14.5	9.0	12.4	3.0	6.5	5.9	1.8	4.1	74.8	80.7	(9.8)	2.2	(3.3)	(7.4)
IN	16.5	15.6	9.5	7.4	4.1	7.2	6.9	1.7	3.4	72.3	73.3	(3.3)	0.2	29.6	(1.3)
PA	18.4	14.2	11.8	13.5	3.1	3.6	2.6	1.1	2.8	71.1	67.7	4.1	8.6	19.9	5.0
GA	11.5	11.6	8.2	4.2	3.4	12.6	11.4	3.0	4.9	70.8	71.4	(6.3)	6.8	4.7	(1.0)
NC	13.6	15.6	6.8	5.1	3.3	9.0	7.7	2.2	2.4	65.7	62.4	5.0	5.4	9.1	5.3
MI	11.1	10.3	6.4	4.4	2.7	11.6	6.6	1.3	1.6	56.0	61.9	(6.3)	(14.6)	(10.6)	(9.5)
TN	11.9	11.5	6.7	2.9	3.0	4.6	5.5	1.3	1.6	49.0	50.1	(5.2)	3.9	33.4	(2.3)
KY	7.9	9.9	6.7	1.0	1.9	7.3	6.3	1.5	1.6	44.1	42.6	1.9	5.3	1.5	3.0
AL	7.1	9.5	5.2	0.3	1.7	6.1	7.7	1.6	2.3	41.5	39.6	4.4	5.2	4.5	4.7
VA	9.2	8.4	7.0	5.5	2.8	3.2	2.5	0.9	1.4	40.9	39.7	2.3	9.2	11.8	3.6
TX	12.2	6.3	8.9	0.7	1.7	0.8	1.4	0.5	5.5	38.0	34.0	3.0	nm	12.0	11.8
WI	9.1	7.1	4.2	8.8	1.7	2.0	2.0	0.9	1.2	37.0	37.1	(2.0)	6.5	44.7	—
MO	7.7	9.3	5.2	3.7	1.3	2.7	3.1	0.8	2.4	36.2	35.2	(2.7)	28.5	5.1	2.4
MN	7.8	6.0	3.2	2.6	1.4	4.4	4.3	1.0	2.2	32.9	31.4	2.6	4.8	24.7	4.5
NY	8.7	4.9	3.0	1.5	0.9	3.5	4.9	1.6	2.0	31.0	27.9	(6.5)	54.5	88.6	11.2
MD	5.1	3.4	3.8	2.8	1.0	3.9	2.7	0.7	0.8	24.2	22.7	0.4	23.9	(0.1)	6.6
FL	8.0	3.6	3.2	0.5	1.3	1.2	0.7	0.2	4.5	23.2	25.5	(19.7)	19.0	55.6	(8.5)
AZ	6.1	3.3	4.0	1.9	0.9	1.8	1.5	0.6	0.7	20.8	20.0	4.1	12.4	(5.8)	5.2
AR	3.2	6.3	2.6	0.4	1.0	2.6	2.7	0.7	1.3	20.8	21.4	(5.0)	(1.3)	2.6	(3.6)
IA	4.4	4.5	2.2	3.4	1.2	1.1	1.1	0.3	0.4	18.6	19.6	(6.1)	1.8	6.3	(4.9)
SC	3.2	3.2	2.8	1.0	0.8	3.3	2.5	0.5	1.1	18.4	17.0	11.8	12.2	(20.6)	9.3
UT	5.2	2.7	3.6	0.4	0.7	2.2	1.3	0.4	1.3	17.8	17.0	2.1	3.7	34.0	4.3
KS	3.7	4.6	2.3	1.6	0.8	1.0	1.4	0.3	0.9	16.6	16.4	(1.4)	0.4	48.8	0.8
CO	4.6	3.0	3.8	0.3	0.6	0.2	0.5	0.1	2.6	15.7	15.0	(2.7)	93.2	35.3	4.9
MT	5.6	3.2	3.3	—	0.4	0.6	0.6	0.2	0.5	14.4	14.7	(3.1)	3.3	13.3	(2.0)
OR	4.3	2.4	3.1	0.1	0.6	1.5	0.7	0.2	1.3	14.2	11.7	23.9	13.4	5.6	20.2
ID	4.1	2.4	2.4	0.2	0.5	0.9	0.6	0.1	0.6	11.8	10.6	12.8	7.4	26.7	12.6
CT	1.6	1.3	0.6	0.6	0.2	2.9	2.5	0.8	0.4	10.9	7.9	19.0	60.5	33.7	40.1
NE	2.4	3.1	1.4	1.7	0.7	0.2	0.2	0.1	0.7	10.5	11.3	(8.8)	(1.0)	0.8	(7.9)
WA	3.6	1.8	2.7	—	0.6	0.1	0.1	0.1	0.7	9.7	7.5	26.3	—	8.9	28.2
WV	2.6	2.7	2.3	0.4	0.4	—	0.1	—	0.7	9.2	8.6	6.3	(27.5)	15.8	6.5
NM	2.9	1.7	2.4	0.2	0.4	—	—	—	0.5	8.1	6.8	20.0	—	22.4	20.3
CA	0.1	0.1	0.1	0.8	—	1.4	4.2	1.1	0.2	8.0	4.0	(4.5)	135.8	76.0	94.3
VT	1.4	1.7	1.0	1.4	0.4	0.4	0.4	0.1	0.5	7.3	6.7	6.2	7.4	14.8	6.9
NH	1.1	1.0	0.7	1.0	0.2	0.3	0.4	0.1	0.2	5.0	5.4	(9.0)	(2.5)	(6.2)	(7.9)
DE	1.6	1.5	0.7	0.8	0.2	—	—	—	0.2	5.0	3.8	35.0	—	(27.3)	31.3
ND	1.8	1.3	0.8	—	0.3	0.2	0.2	0.1	0.2	4.9	6.6	(30.6)	13.6	33.1	(26.7)
SD	1.2	1.1	0.6	0.7	0.2	—	—	—	0.1	3.9	4.0	1.8	—	4.1	1.9
NJ	0.2	0.1	0.2	0.4	0.1	0.5	0.6	0.2	0.1	2.4	1.5	16.1	120.6	168.5	63.8
WY	0.8	0.6	0.5	—	0.1	—	—	—	0.1	2.1	2.2	(0.5)	(8.5)	88.5	2.3
All Other	0.7	0.5	0.6	1.0	0.3	0.1	0.3	0.1	0.5	4.1	4.2	(13.1)	nm	11.7	(0.3)
Total	$290.4	$251.8	$177.0	$95.6	$60.4	$140.2	$126.6	$36.0	$64.0	$1,242.0	$1,220.8	(1.1)	8.4	14.0	1.8
Other Direct	—	0.5	0.9	1.1	—	1.9	—	0.2	—	4.6	5.4	(15.0)	(59.2)	—	(14.5)
Total Direct	$290.4	$252.3	$177.9	$96.7	$60.4	$142.1	$126.6	$36.2	$64.0	$1,246.6	$1,226.2	(1.1)	8.2	14.0	1.7
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF First-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Commercial casualty:
Written premiums				$287	$248	$257	$280	$297		$577		$834		$1,082
Year over year change %- written premium				(3)%	4%	(1)%	1%	4%		2%		1%		2%
Earned premiums				$265	$268	$268	$271	$265		$536		$804		$1,072
Current accident year before catastrophe losses				67.9%	67.5%	63.1%	60.1%	60.7%		60.4%		61.3%		62.9%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				1.7	0.9	0.1	(2.5)	5.6		1.5		1.0		1.0
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				69.6%	68.4%	63.2%	57.6%	66.3%		61.9%		62.3%		63.9%
Commercial property:
Written premiums				$237	$217	$230	$233	$239		$472		$702		$919
Year over year change %- written premium				(1)%	4%	3%	4%	6%		5%		4%		4%
Earned premiums				$228	$229	$225	$226	$223		$449		$674		$903
Current accident year before catastrophe losses				58.6%	48.2%	48.6%	49.7%	50.2%		50.0%		49.4%		49.1%
Current accident year catastrophe losses				12.8	4.5	14.5	29.1	29.3		29.2		24.3		19.3
Prior accident years before catastrophe losses				(6.4)	(1.4)	(1.1)	(1.2)	(0.7)		(1.0)		(1.0)		(1.1)
Prior accident years catastrophe losses				(2.6)	(3.7)	(1.9)	(0.8)	(3.8)		(2.3)		(2.1)		(2.5)
Total loss and loss expense ratio				62.4%	47.6%	60.1%	76.8%	75.0%		75.9%		70.6%		64.8%
Commercial auto:
Written premiums				$177	$153	$157	$167	$174		$341		$498		$651
Year over year change %- written premium				2%	5%	4%	7%	10%		9%		7%		7%
Earned premiums				$161	$162	$159	$158	$155		$313		$472		$634
Current accident year before catastrophe losses				80.6%	74.5%	80.2%	76.4%	80.7%		78.6%		79.1%		78.0%
Current accident year catastrophe losses				0.2	(0.1)	0.7	1.7	1.2		1.4		1.2		0.9
Prior accident years before catastrophe losses				(0.8)	3.2	5.1	6.0	6.7		6.3		5.9		5.2
Prior accident years catastrophe losses				(0.2)	—	—	—	(0.2)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				79.8%	77.6%	86.0%	84.1%	88.4%		86.2%		86.1%		84.0%
Workers' compensation:
Written premiums				$95	$73	$75	$79	$99		$178		$253		$326
Year over year change %- written premium				(4)%	(6)%	(10)%	(8)%	(6)%		(7)%		(8)%		(7)%
Earned premiums				$80	$81	$84	$86	$84		$170		$254		$335
Current accident year before catastrophe losses				73.1%	76.2%	71.6%	68.9%	69.8%		69.3%		70.1%		71.6%
Current accident year catastrophe losses				—	—	—	—	—		—		—		—
Prior accident years before catastrophe losses				(16.1)	(11.1)	(16.6)	(14.3)	(21.6)		(17.9)		(17.5)		(15.9)
Prior accident years catastrophe losses				—	—	—	—	—		—		—		—
Total loss and loss expense ratio				57.0%	65.1%	55.0%	54.6%	48.2%		51.4%		52.6%		55.7%
Other commercial:
Written premiums				$58	$55	$59	$54	$56		$110		$169		$224
Year over year change %- written premium				4%	10%	(2)%	—%	4%		2%		1%		3%
Earned premiums				$56	$56	$56	$55	$54		$109		$165		$221
Current accident year before catastrophe losses				37.8%	35.2%	35.1%	35.3%	40.2%		37.7%		36.9%		36.4%
Current accident year catastrophe losses				0.3	0.5	(0.2)	1.8	1.9		1.8		1.2		1.0
Prior accident years before catastrophe losses				(6.8)	(9.9)	(10.2)	(20.0)	(14.8)		(17.4)		(15.0)		(13.7)
Prior accident years catastrophe losses				(0.3)	1.6	0.3	0.1	(0.5)		(0.2)		(0.1)		0.4
Total loss and loss expense ratio				31.0%	27.4%	25.0%	17.2%	26.8%		21.9%		23.0%		24.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2018 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Personal auto:
Written premiums				$140	$141	$165	$165	$132		$297		$462		$603
Year over year change %- written premium				6%	7%	7%	7%	7%		7%		7%		7%
Earned premiums				$151	$149	$148	$144	$141		$285		$433		$582
Current accident year before catastrophe losses				81.2%	76.2%	79.8%	78.1%	82.4%		80.2%		80.1%		79.1%
Current accident year catastrophe losses				0.8	(0.4)	1.6	2.4	2.4		2.4		2.1		1.5
Prior accident years before catastrophe losses				(4.3)	1.4	1.1	(0.3)	(1.1)		(0.7)		(0.1)		0.3
Prior accident years catastrophe losses				(0.1)	—	(0.1)	(0.1)	(0.2)		(0.1)		(0.1)		(0.1)
Total loss and loss expense ratio				77.6%	77.2%	82.4%	80.1%	83.5%		81.8%		82.0%		80.8%
Homeowner:
Written premiums				$121	$132	$150	$150	$110		$260		$410		$542
Year over year change %- written premium				10%	11%	9%	7%	7%		7%		8%		8%
Earned premiums				$136	$134	$131	$128	$125		$253		$384		$518
Current accident year before catastrophe losses				55.8%	55.0%	46.7%	48.4%	48.4%		48.5%		47.8%		49.6%
Current accident year catastrophe losses				19.6	4.8	24.5	34.1	33.1		33.6		30.5		23.9
Prior accident years before catastrophe losses				2.4	(1.4)	(0.2)	(1.9)	(2.6)		(2.3)		(1.5)		(1.5)
Prior accident years catastrophe losses				0.1	0.3	(1.4)	(0.5)	(0.5)		(0.5)		(0.8)		(0.5)
Total loss and loss expense ratio				77.9%	58.7%	69.6%	80.1%	78.4%		79.3%		76.0%		71.5%
Other personal:
Written premiums				$36	$36	$40	$42	$31		$73		$113		$149
Year over year change %- written premium				16%	13%	8%	12%	3%		11%		10%		10%
Earned premiums				$38	$37	$35	$35	$34		$69		$104		$141
Current accident year before catastrophe losses				28.9%	54.0%	46.7%	68.3%	45.6%		57.1%		53.5%		53.7%
Current accident year catastrophe losses				4.0	0.5	6.2	4.5	9.3		6.9		6.7		5.0
Prior accident years before catastrophe losses				7.2	(4.5)	2.4	(0.1)	(11.2)		(5.6)		(2.9)		(3.3)
Prior accident years catastrophe losses				(0.5)	0.1	—	(0.9)	(0.7)		(0.8)		(0.5)		(0.4)
Total loss and loss expense ratio				39.6%	50.1%	55.3%	71.8%	43.0%		57.6%		56.8%		55.0%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Excess & Surplus:
Written premiums				$61	$54	$51	$61	$53		$114		$165		$219
Year over year change %- written premium				15%	20%	6%	20%	18%		19%		15%		16%
Earned premiums				$56	$56	$53	$52	$48		$100		$153		$209
Current accident year before catastrophe losses				54.6%	57.6%	49.1%	54.2%	55.5%		54.8%		52.8%		54.0%
Current accident year catastrophe losses				1.8	0.3	1.7	0.9	1.2		1.1		1.3		1.1
Prior accident years before catastrophe losses				(17.2)	(7.1)	(4.7)	(17.0)	(27.4)		(22.0)		(15.9)		(13.6)
Prior accident years catastrophe losses				0.1	(0.1)	(0.3)	0.4	(0.4)		—		(0.1)		(0.1)
Total loss and loss expense ratio				39.3%	50.7%	45.8%	38.5%	28.9%		33.9%		38.1%		41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss and Loss Expense Analysis

(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended March 31, 2018
Commercial casualty	$93	$49	$142	$23	$9	$6	$38	$116	$9	$55	$180
Commercial property	122	14	136	15	4	(13)	6	137	4	1	142
Commercial auto	100	20	120	(1)	9	2	10	99	9	22	130
Workers' compensation	48	9	57	—	(4)	(3)	(7)	48	(4)	6	50
Other commercial	14	4	18	—	(2)	1	(1)	14	(2)	5	17
Total commercial lines	377	96	473	37	16	(7)	46	414	16	89	519

Personal auto	95	21	116	1	3	(3)	1	96	3	18	117
Homeowners	78	9	87	22	(2)	—	20	100	(2)	9	107
Other personal	14	1	15	—	—	—	—	14	—	1	15
Total personal lines	187	31	218	23	1	(3)	21	210	1	28	239

Excess & surplus lines	11	7	18	7	(5)	4	6	18	(5)	11	24
Cincinnati Re	13	1	14	4	(3)	—	1	17	(3)	1	15
Total property casualty	$588	$135	$723	$71	$9	$(6)	$74	$659	$9	$129	$797

Ceded loss and loss expense incurred for the three months ended March 31, 2018
Commercial casualty	$(1)	$—	$(1)	$(1)	$(2)	$—	$(3)	$(2)	$(2)	$—	$(4)
Commercial property	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	6	—	6	—	(2)	—	(2)	6	(2)	—	4
Other commercial	—	—	—	—	—	—	—	—	—	—	—
Total commercial lines	5	—	5	(1)	(4)	—	(5)	4	(4)	—	—

Personal auto	1	—	1	(1)	—	—	(1)	—	—	—	—
Homeowners	—	—	—	1	—	—	1	1	—	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	1	—	1	—	—	—	—	1	—	—	1

Excess & surplus lines	2	—	2	1	—	—	1	3	—	—	3
Cincinnati Re	1	—	1	—	1	—	1	1	1	—	2
Total property casualty	$9	$—	$9	$—	$(3)	$—	$(3)	$9	$(3)	$—	$6

Net loss and loss expense incurred for the three months ended March 31, 2018
Commercial casualty	$94	$49	$143	$24	$11	$6	$41	$118	$11	$55	$184
Commercial property	122	14	136	16	4	(13)	7	138	4	1	143
Commercial auto	100	20	120	(2)	9	2	9	98	9	22	129
Workers' compensation	42	9	51	—	(2)	(3)	(5)	42	(2)	6	46
Other commercial	14	4	18	—	(2)	1	(1)	14	(2)	5	17
Total commercial lines	372	96	468	38	20	(7)	51	410	20	89	519

Personal auto	94	21	115	2	3	(3)	2	96	3	18	117
Homeowners	78	9	87	21	(2)	—	19	99	(2)	9	106
Other personal	14	1	15	—	—	—	—	14	—	1	15
Total personal lines	186	31	217	23	1	(3)	21	209	1	28	238

Excess & surplus lines	9	7	16	6	(5)	4	5	15	(5)	11	21
Cincinnati Re	12	1	13	4	(4)	—	—	16	(4)	1	13
Total property casualty	$579	$135	$714	$71	$12	$(6)	$77	$650	$12	$129	$791

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF First-Quarter 2018 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums				$1,083	$987	$1,064	$1,090	$1,057		$2,147		$3,211		$4,198
Agency new business written premiums				159	151	157	165	153		318		475		626
Cincinnati Re net written premiums				46	21	24	40	40		80		104		125
Other written premiums				(30)	(29)	(37)	(24)	(19)		(43)		(80)		(109)
Net written premiums – statutory*				$1,258	$1,130	$1,208	$1,271	$1,231		$2,502		$3,710		$4,840
Unearned premium change				(58)	69	(17)	(90)	(80)		(170)		(187)		(118)
Earned premiums				$1,200	$1,199	$1,191	$1,181	$1,151		$2,332		$3,523		$4,722
Year over year change %
Agency renewal written premiums				2%	4%	3%	3%	3%		3%		3%		3%
Agency new business written premiums				4	13	5	15	22		19		14		14
Cincinnati Re net written premiums				15	40	14	150	111		129		86		76
Other written premiums				(58)	19	(19)	(9)	24		9		(3)		4
Net written premiums – statutory*				2	6	3	6	7		7		6		6
Paid losses and loss expenses
Losses paid				$579	$614	$607	$587	$567		$1,154		$1,761		$2,375
Loss expenses paid				135	115	118	108	127		235		353		468
Loss and loss expenses paid				$714	$729	$725	$695	$694		$1,389		$2,114		$2,843
Incurred losses and loss expenses
Loss and loss expense incurred				$791	$741	$815	$794	$788		$1,582		$2,397		$3,138
Loss and loss expenses paid as a % of incurred				90.3%	98.4%	89.0%	87.5%	88.1%		87.8%		88.2%		90.6%
Statutory combined ratio
Loss ratio				55.2%	49.9%	57.0%	56.5%	56.3%		56.4%		56.6%		54.9%
Loss adjustment expense ratio				10.8	11.9	11.4	10.8	12.1		11.4		11.4		11.5
Net underwriting expense ratio				30.4	32.5	30.7	29.9	30.2		30.1		30.3		30.8
Statutory combined ratio				96.4%	94.3%	99.1%	97.2%	98.6%		97.9%		98.3%		97.2%
Contribution from catastrophe losses				4.4	0.9	9.1	9.8	9.2		9.5		9.3		7.2
Statutory combined ratio excl. catastrophe losses				92.0%	93.4%	90.0%	87.4%	89.4%		88.4%		89.0%		90.0%
GAAP combined ratio
GAAP combined ratio				97.9%	92.9%	99.3%	98.3%	99.7%		99.0%		99.1%		97.5%
Contribution from catastrophe losses				4.4	0.9	9.1	9.8	9.2		9.5		9.3		7.2
GAAP combined ratio excl. catastrophe losses				93.5%	92.0%	90.2%	88.5%	90.5%		89.5%		89.8%		90.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums				$771	$672	$707	$729	$772		$1,501		$2,208		$2,880
Agency new business written premiums				104	96	99	99	103		202		301		397
Other written premiums				(21)	(22)	(28)	(15)	(10)		(25)		(53)		(75)
Net written premiums – statutory*				$854	$746	$778	$813	$865		$1,678		$2,456		$3,202
Unearned premium change				(64)	50	14	(17)	(84)		(101)		(87)		(37)
Earned premiums				$790	$796	$792	$796	$781		$1,577		$2,369		$3,165
Year over year change %
Agency renewal written premiums				—%	2%	1%	2%	2%		2%		2%		2%
Agency new business written premiums				1	5	(2)	6	18		12		7		7
Other written premiums				(110)	21	(27)	(7)	44		22		2		9
Net written premiums – statutory*				(1)	3	—	2	5		3		2		3
Paid losses and loss expenses
Losses paid				$371	$401	$376	$370	$381		$751		$1,127		$1,528
Loss expenses paid				96	84	84	79	91		170		254		338
Loss and loss expenses paid				$467	$485	$460	$449	$472		$921		$1,381		$1,866
Incurred losses and loss expenses
Loss and loss expense incurred				$519	$487	$501	$519	$535		$1,054		$1,555		$2,042
Loss and loss expenses paid as a % of incurred				90.0%	99.6%	91.8%	86.5%	88.2%		87.4%		88.8%		91.4%
Statutory combined ratio
Loss ratio				54.4%	48.2%	51.1%	53.8%	55.0%		54.5%		53.4%		52.0%
Loss adjustment expense ratio				11.2	12.9	12.2	11.4	13.5		12.4		12.3		12.5
Net underwriting expense ratio				30.5	33.6	32.5	31.2	29.7		30.4		31.0		31.7
Statutory combined ratio				96.1%	94.7%	95.8%	96.4%	98.2%		97.3%		96.7%		96.2%
Contribution from catastrophe losses				2.9	0.3	3.8	8.5	7.6		8.1		6.6		5.0
Statutory combined ratio excl. catastrophe losses				93.2%	94.4%	92.0%	87.9%	90.6%		89.2%		90.1%		91.2%
GAAP combined ratio
GAAP combined ratio				98.3%	92.9%	95.2%	97.1%	100.4%		98.8%		97.6%		96.4%
Contribution from catastrophe losses				2.9	0.3	3.8	8.5	7.6		8.1		6.6		5.0
GAAP combined ratio excl. catastrophe losses				95.4%	92.6%	91.4%	88.6%	92.8%		90.7%		91.0%		91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums				$264	$275	$318	$318	$245		$563		$881		$1,156
Agency new business written premiums				39	39	43	45	34		79		122		161
Other written premiums				(6)	(5)	(6)	(6)	(6)		(12)		(18)		(23)
Net written premiums – statutory*				$297	$309	$355	$357	$273		$630		$985		$1,294
Unearned premium change				28	11	(41)	(50)	27		(23)		(64)		(53)
Earned premiums				$325	$320	$314	$307	$300		$607		$921		$1,241
Year over year change %
Agency renewal written premiums				8%	7%	5%	5%	4%		5%		5%		5%
Agency new business written premiums				15	26	34	32	36		34		34		32
Other written premiums				—	17	—	—	(20)		(9)		(6)		—
Net written premiums – statutory*				9	9	8	8	7		8		8		8
Paid losses and loss expenses
Losses paid				$187	$197	$218	$205	$174		$379		$597		$794
Loss expenses paid				32	24	27	24	30		54		81		104
Loss and loss expenses paid				$219	$221	$245	$229	$204		$433		$678		$898
Incurred losses and loss expenses
Loss and loss expense incurred				$238	$212	$233	$242	$231		$473		$706		$918
Loss and loss expenses paid as a % of incurred				92.0%	104.2%	105.2%	94.6%	88.3%		91.5%		96.0%		97.8%
Statutory combined ratio
Loss ratio				64.5%	57.2%	64.5%	70.3%	67.5%		68.9%		67.4%		64.8%
Loss adjustment expense ratio				8.8	9.1	9.5	8.8	9.3		9.1		9.2		9.2
Net underwriting expense ratio				31.3	30.0	26.9	26.7	31.2		28.6		28.0		28.4
Statutory combined ratio				104.6%	96.3%	100.9%	105.8%	108.0%		106.6%		104.6%		102.4%
Contribution from catastrophe losses				8.9	1.9	11.1	15.4	15.6		15.5		14.0		10.9
Statutory combined ratio excl. catastrophe losses				95.7%	94.4%	89.8%	90.4%	92.4%		91.1%		90.6%		91.5%
GAAP combined ratio
GAAP combined ratio				103.2%	95.5%	103.1%	108.4%	105.5%		107.0%		105.6%		103.0%
Contribution from catastrophe losses				8.9	1.9	11.1	15.4	15.6		15.5		14.0		10.9
GAAP combined ratio excl. catastrophe losses				94.3%	93.6%	92.0%	93.0%	89.9%		91.5%		91.6%		92.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2018 Supplemental Financial Data

Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Premiums
Agency renewal written premiums				$48	$40	$39	$43	$40		$83		$122		$162
Agency new business written premiums				16	16	15	21	16		37		52		68
Other written premiums				(3)	(2)	(3)	(3)	(3)		(6)		(9)		(11)
Net written premiums – statutory*				$61	$54	$51	$61	$53		$114		$165		$219
Unearned premium change				(5)	2	2	(9)	(5)		(14)		(12)		(10)
Earned premiums				$56	$56	$53	$52	$48		$100		$153		$209
Year over year change %
Agency renewal written premiums				20%	14%	11%	16%	18%		17%		15%		15%
Agency new business written premiums				—	33	(6)	31	23		28		16		19
Other written premiums				—	—	—	(50)	(50)		(50)		(29)		(22)
Net written premiums – statutory*				15	20	6	20	18		19		15		16
Paid losses and loss expenses
Losses paid				$9	$9	$8	$11	$10		$21		$29		$38
Loss expenses paid				7	6	6	5	6		11		17		23
Loss and loss expenses paid				$16	$15	$14	$16	$16		$32		$46		$61
Incurred losses and loss expenses
Loss and loss expense incurred				$21	$28	$24	$20	$14		$34		$58		$86
Loss and loss expenses paid as a % of incurred				76.2%	53.6%	58.3%	80.0%	114.3%		94.1%		79.3%		70.9%
Statutory combined ratio
Loss ratio				18.8%	32.8%	30.1%	20.3%	15.8%		18.2%		22.4%		25.1%
Loss adjustment expense ratio				20.5	17.9	15.7	18.2	13.1		15.7		15.7		16.3
Net underwriting expense ratio				28.0	29.2	31.6	28.6	32.8		30.6		30.9		30.5
Statutory combined ratio				67.3%	79.9%	77.4%	67.1%	61.7%		64.5%		69.0%		71.9%
Contribution from catastrophe losses				1.9	0.2	1.4	1.3	0.8		1.1		1.2		1.0
Statutory combined ratio excl. catastrophe losses				65.4%	79.7%	76.0%	65.8%	60.9%		63.4%		67.8%		70.9%
GAAP combined ratio
GAAP combined ratio				68.8%	79.8%	74.8%	66.2%	62.3%		64.3%		68.0%		71.1%
Contribution from catastrophe losses				1.9	0.2	1.4	1.3	0.8		1.1		1.2		1.0
GAAP combined ratio excl. catastrophe losses				66.9%	79.6%	73.4%	64.9%	61.5%		63.2%		66.8%		70.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2018 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended March 31,
(Dollars in millions)	2018	2017	Change	% Change
Net premiums written	$68	$67	$1	1
Net investment income	39	41	(2)	(5)
Amortization of interest maintenance reserve	1	1	—	—
Commissions and expense allowances on reinsurance ceded	1	1	—	—
Income from fees associated with separate accounts	1	2	(1)	(50)
Total revenues	$110	$112	$(2)	(2)

Death benefits and matured endowments	$27	$27	$—	—
Annuity benefits	27	20	7	35
Disability benefits and benefits under accident and health contracts	1	—	1	nm
Surrender benefits and group conversions	6	6	—	—
Interest and adjustments on deposit-type contract funds	2	2	—	—
Increase in aggregate reserves for life and accident and health contracts	22	38	(16)	(42)
Total benefit expenses	$85	$93	$(8)	(9)

Commissions	$11	$11	$—	—
General insurance expenses and taxes	13	12	1	8
Increase in loading on deferred and uncollected premiums	3	—	3	nm
Net transfers from separate accounts	—	(2)	2	100
Total underwriting expenses	$27	$21	$6	29

Federal and foreign income tax benefit	(2)	(2)	—	—

Net gain (loss) from operations before realized capital gains	$—	$—	$—	nm

Realized gains and losses net of capital gains tax, net	—	—	—	nm

Net income (statutory)	$—	$—	$—	nm

Policyholders' surplus - statutory	$194	$199	$(5)	(3)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF First-Quarter 2018 Supplemental Financial Data

Noninsurance Operations and Cincinnati Re
Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/18	9/30/18	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17	3/31/17	6/30/18	6/30/17	9/30/18	9/30/17	12/31/18	12/31/17
Noninsurance Operations:
Interest and fees on loans and leases				$1	$1	$1	$1	$1		$2		$3		$4
Other revenue				—	—	1	—	—		—		1		1
Interest expense				13	14	13	13	13		26		39		53
Operating expense				4	2	3	4	4		8		11		13
Cincinnati Re:
Net written premiums				$46	$21	$24	$40	$40		$80		$104		$125
Earned premiums				29	27	32	26	22		48		80		107
Loss and loss expenses from:
Current accident year before catastrophe losses				15	12	13	13	12		25		38		50
Current accident year catastrophe losses				—	2	43	—	—		—		43		45
Prior accident years before catastrophe losses				(2)	—	1	—	(3)		(3)		(2)		(2)
Prior accident years catastrophe losses				—	—	—	—	(1)		(1)		(1)		(1)
Loss and loss expenses				$13	$14	$57	$13	$8		$21		$78		$92
Underwriting expenses				11	10	7	9	9		18		25		35
Underwriting profit (loss)				$5	$3	$(32)	$4	$5		$9		$(23)		$(20)
Ratios as a percent of earned premiums:
Current accident year before catastrophe losses				53.4%	44.5%	41.1%	48.8%	54.1%		51.2%		47.3%		46.5%
Current accident year catastrophe losses				—	6.1	137.2	—	—		—		53.8		41.5
Prior accident years before catastrophe losses				(9.3)	1.4	1.6	(1.2)	(12.4)		(6.2)		(3.2)		(2.0)
Prior accident years catastrophe losses				(0.3)	—	—	0.3	(4.5)		(1.9)		(1.2)		(0.8)
Loss and loss expenses				43.8%	52.0%	179.9%	47.9%	37.2%		43.1%		96.7%		85.2%
Underwriting expenses				38.0	35.0	27.5	32.0	40.8		36.0		32.7		33.3
GAAP combined ratio				81.8%	87.0%	207.4%	79.9%	78.0%		79.1%		129.4%		118.5%
Totals for other:
Total revenues				$30	$28	$34	$27	$23		$50		$84		$112
Total expenses				41	40	80	39	34		73		153		193
Other loss				$(11)	$(12)	$(46)	$(12)	$(11)		$(23)		$(69)		$(81)
*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF First-Quarter 2018 Supplemental Financial Data